POPULAR                       PRELIMINARY SAMPLE                     [LOGO]
ABS, INC.(SM)                 POPULAR ABS 2005-C                      FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Current Principal Balance ($)         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         44    1,820,426.60        0.92       8.139          359       81.39         607
50,000.01 - 100,000.00                  214   16,723,227.45        8.48       7.622          359       85.69         605
100,000.01 - 150,000.00                 305   37,890,089.38       19.21       7.210          359       85.87         620
150,000.01 - 200,000.00                 210   36,295,265.06       18.40       7.111          359       87.22         629
200,000.01 - 250,000.00                 120   26,643,229.91       13.51       6.949          359       85.01         635
250,000.01 - 300,000.00                  80   21,734,006.08       11.02       6.938          359       86.30         622
300,000.01 - 350,000.00                  41   13,349,732.85        6.77       6.951          359       85.05         635
350,000.01 - 400,000.00                  27   10,045,314.65        5.09       6.977          359       85.30         633
400,000.01 - 450,000.00                  25   10,675,398.60        5.41       6.912          359       86.97         663
450,000.01 - 500,000.00                  11    5,292,633.52        2.68       6.831          359       85.53         641
500,000.01 - 550,000.00                  11    5,833,586.78        2.96       7.028          359       84.26         638
550,000.01 - 600,000.00                   8    4,629,600.00        2.35       6.758          359       87.73         641
600,000.01 - 650,000.00                   4    2,486,970.00        1.26       6.145          359       81.76         664
650,000.01 - 700,000.00                   1      680,000.00        0.34       7.720          359       85.00         574
700,000.01 - 750,000.00                   1      750,000.00        0.38       6.230          360       78.53         747
750,000.01 - 800,000.00                   1      777,875.59        0.39       7.130          358       90.00         547
800,000.01 >=                             2    1,642,500.00        0.83       7.100          359       90.00         593
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min: $21,453.59
Max: $828,000.00
Average: $178,524.76
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Current Gross Rate                    Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             7    1,810,212.25        0.92       5.394          359       77.32         663
5.500 - 5.999                            65   14,496,826.12        7.35       5.797          359       78.29         671
6.000 - 6.499                           148   31,702,441.98       16.07       6.246          359       80.49         651
6.500 - 6.999                           208   40,833,249.05       20.70       6.765          359       84.35         630
7.000 - 7.499                           228   43,356,000.92       21.98       7.225          359       88.32         624
7.500 - 7.999                           261   42,851,953.68       21.72       7.710          359       89.50         616
8.000 - 8.499                           123   16,286,173.95        8.26       8.192          359       91.03         599
8.500 - 8.999                            48    4,903,869.00        2.49       8.636          359       90.18         590
9.000 - 9.499                            12      822,581.13        0.42       9.151          359       88.71         561
9.500 - 9.999                             4      169,148.39        0.09       9.664          359       80.37         558
10.000 - 10.499                           1       37,400.00        0.02      10.000          359       85.00         542
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min: 5.250
Max: 10.000
Weighted Average: 7.082
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
FICO                                  Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
<=499                                     1      128,000.00        0.06       6.000          360       80.00           0
500 - 524                                30    4,257,802.87        2.16       7.399          360       77.65         515
525 - 549                               111   16,522,562.44        8.38       7.675          359       83.36         536
550 - 574                               100   14,355,795.49        7.28       7.530          359       82.46         563
575 - 599                               136   21,687,487.26       10.99       7.163          359       83.44         587
600 - 624                               194   36,994,644.88       18.75       7.138          359       87.43         613
625 - 649                               205   39,157,728.66       19.85       6.962          359       87.79         636
650 - 674                               141   27,579,286.81       13.98       6.917          359       86.78         661
675 - 699                                77   14,796,991.83        7.50       6.825          359       86.91         686
700 >=                                  110   21,789,556.23       11.05       6.702          359       86.60         739
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min: 500
Max: 818
NZ Weighted Average: 629
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Original CLTV                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                             15    1,833,889.04        0.93       6.680          360       43.06         617
50.00 - 54.99                             5      587,786.51        0.30       6.468          359       53.62         609
55.00 - 59.99                            12    2,160,856.08        1.10       6.663          359       57.91         633
60.00 - 64.99                             7    1,261,400.45        0.64       6.623          359       63.18         574
65.00 - 69.99                            33    6,317,510.79        3.20       6.873          360       67.64         578
70.00 - 74.99                            40    7,698,616.18        3.90       6.683          359       72.57         630
75.00 - 79.99                            70   13,876,869.67        7.03       6.696          359       77.33         630
80.00 - 80.00                           202   34,687,248.46       17.58       6.523          359       80.00         639
80.01 - 84.99                            52    8,715,480.31        4.42       6.927          359       82.80         609
85.00 - 89.99                           143   26,090,699.70       13.23       7.214          359       87.04         619
90.00 - 94.99                           316   58,373,298.43       29.59       7.298          359       90.24         624
95.00 - 99.99                            35    5,615,822.51        2.85       7.488          359       95.34         632
100.00 >=                               175   30,050,378.34       15.23       7.570          359      100.00         652
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min: 33.43
Max: 100.00
Weighted Average: 85.92
% > 80: 65.31
% > 90: 20.54
% > 95: 15.74
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Original Term (months)                Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
360                                   1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Stated Remaining Term (months)        Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
301 - 360                             1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min: 349
Max: 360
Weighted Average: 359
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
FRM                                    # of       Principal        Curr       Gross    Remaining     Average     Average
ARM                                   Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                   1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Product                               Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                980  166,180,549.89       84.24       7.197          359       86.60         622
ARM 2/28 - 60mo IO                       91   24,513,589.78       12.43       6.364          359       82.13         665
ARM 5/25                                 29    5,527,819.31        2.80       6.998          360       82.61         653
ARM 5/25 - 60mo IO                        5    1,047,897.49        0.53       5.978          357       84.38         671
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
Prepayment Penalty Original            # of       Principal        Curr       Gross    Remaining     Average     Average
Term (months)                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0                                       466   80,902,808.97       41.01       7.142          359       85.96         632
12                                        7    2,077,319.06        1.05       6.851          359       87.01         638
24                                      632  114,289,728.44       57.94       7.043          359       85.88         626
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 58.99
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Lien                                  Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                            1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Documentation Type                    Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                792  129,054,782.15       65.42       7.061          359       86.13         622
Alt Doc                                 156   34,421,971.48       17.45       7.044          359       88.04         641
SI                                      156   33,499,602.84       16.98       7.207          359       82.86         641
Lite Doc                                  1      293,500.00        0.15       6.500          359       93.17         613
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Loan Purpose                          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                       669  119,750,689.27       60.70       7.044          359       84.51         616
Purchase                                338   62,516,705.04       31.69       7.101          359       88.58         656
Rate/Term Refinance                      98   15,002,462.16        7.61       7.301          359       86.10         613
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Property Type                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                  955  165,191,115.47       83.74       7.060          359       85.99         626
Duplex                                   50   11,614,615.43        5.89       7.319          359       85.49         642
Condominium                              50   10,466,703.24        5.31       6.927          359       85.77         646
Triplex                                  20    5,625,579.57        2.85       7.343          360       84.40         642
Townhouse                                14    2,209,671.55        1.12       7.115          359       90.65         622
Quadruplex                                7    1,219,929.57        0.62       7.626          359       81.58         657
Row Home                                  9      942,241.64        0.48       7.349          359       85.47         645
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Occupancy Type                        Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                          956  166,571,369.42       84.44       7.067          359       85.84         622
Non-Owner Occupied                       92   15,522,421.67        7.87       7.396          359       83.09         672
Second Home                              57   15,176,065.38        7.69       6.920          359       89.69         658
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
State                                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
New Jersey                              112   29,815,263.51        5.11       7.132          359       85.40         640
North Carolina                          126   19,424,869.69        9.85       6.940          359       87.40         641
Florida                                  74   15,687,734.62        7.95       6.886          359       86.90         620
Pennsylvania                             89   12,955,618.37        6.57       7.303          359       85.34         630
Wisconsin                                84   11,771,544.67        5.97       7.414          359       89.01         643
Virginia                                 41   10,747,825.33        5.45       6.803          359       84.00         633
California                               33    9,125,997.36        4.63       6.472          359       79.55         645
Georgia                                  49    8,146,507.24        4.13       6.721          359       86.89         628
Ohio                                     62    7,811,085.11        3.96       7.436          359       89.39         615
Maryland                                 32    6,857,234.27        3.48       6.938          359       82.73         614
South Dakota                             48    6,637,025.43        3.36       7.191          359       86.38         636
South Carolina                           23    5,246,778.37        2.66       7.314          359       83.31         609
Michigan                                 35    5,176,039.48        2.62       7.189          359       82.34         596
Arizona                                  22    4,249,644.77        2.15       6.558          359       82.84         633
Rhode Island                             15    3,750,212.14        1.90       6.961          359       86.81         622
Illinois                                 22    3,701,337.08        1.88       7.151          359       86.93         629
Connecticut                              13    3,285,599.54        1.67       7.308          359       84.73         612
Massachusetts                            11    3,112,222.48        1.58       7.231          359       88.68         631
Minnesota                                17    2,864,404.51        1.45       7.167          359       90.15         630
Delaware                                 15    2,784,179.52        1.41       7.435          360       85.69         572
Missouri                                 16    2,773,543.75        1.41       7.091          359       86.86         630
Nebraska                                 25    2,195,421.83        1.11       8.009          360       91.67         604
Indiana                                  15    2,182,491.29        1.11       7.705          359       91.23         610
Nevada                                   11    1,984,647.79        1.01       6.799          359       80.70         603
New Mexico                               10    1,868,977.89        0.95       6.812          359       84.17         608
Washington                               10    1,750,053.48        0.89       6.738          359       82.10         620
North Dakota                             11    1,514,839.17        0.77       7.489          359       92.33         653
Iowa                                     16    1,349,125.62        0.68       7.674          359       86.85         622
Kansas                                   16    1,335,687.33        0.68       7.861          359       86.75         624
Tennessee                                10    1,070,257.88        0.54       7.411          359       92.63         620
Kentucky                                  8    1,038,266.61        0.53       7.074          359       87.46         631
Colorado                                  6    1,028,866.64        0.52       6.997          358       85.88         665
New Hampshire                             5      963,769.19        0.49       7.346          359       86.44         594
Maine                                     5      810,595.02        0.41       6.645          359       82.75         630
Montana                                   4      622,755.00        0.32       7.375          360       85.72         611
Oklahoma                                  8      589,172.25        0.30       7.969          359       91.10         622
Oregon                                    3      526,662.24        0.27       6.504          359       93.29         719
Texas                                     2      293,600.00        0.15       6.827          360       84.62         597
New York                                  1      220,000.00        0.11       7.250          360       67.69         596
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 29582(0.86128%),8260(0.65494%),57110(0.54522%)
Number of States: 39
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Gross Margin                          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                         1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 6.500
Max: 6.500
Weighted Average (>0): 6.500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Minimum Interest rate                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             7    1,810,212.25        0.92       5.394          359       77.32         663
5.500 - 5.999                            64   14,328,826.12        7.26       5.797          359       78.27         670
6.000 - 6.499                           150   31,902,316.98       16.17       6.246          359       80.49         652
6.500 - 6.999                           208   40,833,249.05       20.70       6.765          359       84.35         630
7.000 - 7.499                           229   43,420,600.92       22.01       7.227          359       88.31         624
7.500 - 7.999                           261   42,851,953.68       21.72       7.710          359       89.50         616
8.000 - 8.499                           121   16,189,698.95        8.21       8.192          359       91.07         599
8.500 - 8.999                            48    4,903,869.00        2.49       8.636          359       90.18         590
9.000 >=                                 17    1,029,129.52        0.52       9.266          359       87.20         559
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 5.250
Max: 10.000
Weighted Average (>0):7.081
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Maximum Interest Rate                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                           7    1,810,212.25        0.92       5.394          359       77.32         663
11.500 - 11.999                          65   14,499,171.39        7.35       5.805          359       78.38         670
12.000 - 12.499                         150   32,028,404.47       16.24       6.265          359       80.54         651
12.500 - 12.999                         207   40,700,249.05       20.63       6.765          359       84.29         630
13.000 - 13.499                         229   42,984,750.92       21.79       7.227          359       88.27         624
13.500 - 13.999                         261   42,874,553.68       21.73       7.708          359       89.56         616
14.000 - 14.499                         120   16,385,516.19        8.31       8.156          359       91.05         599
14.500 - 14.999                          48    4,903,869.00        2.49       8.636          359       90.18         590
15.000 >=                                18    1,083,129.52        0.55       9.215          359       87.34         558
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 11.250
Max: 16.000
Weighted Average (>0): 13.081
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Initial Periodic Rate Cap             Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
3.000                                 1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                          ARMS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 197,269,856
                                                                   1,105 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Subsequent Periodic Rate Cap          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                     1      138,000.00        0.07       7.750          360      100.00         707
1.500                                 1,104  197,131,856.47       99.93       7.081          359       85.91         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 1.500
Weighted Average (>0): 1.500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 7 of 7